UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/31/2017

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS August 31, 2017 Unaudited

	Principal Amount	Value
Foreign Government Obligation—0.3%
Ukraine, 7.75% Sr. Unsec. Nts., 9/1/23 (Cost $140,338)	$ 140,000	$ 145,494
Corporate Loans—0.4%
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.739% [LIBOR12+350], 10/11/20[1]	45,588	45,777
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.82% [LIBOR4+450], 8/6/21[1]	53,763	51,343
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.481% [LIBOR12+325], 10/25/20[1]	99,485	73,718

Total Corporate Loans (Cost $181,228)		170,838
Corporate Bonds and Notes—92.8%
Consumer Discretionary—20.3%
Auto Components—1.3%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25[2]	145,000	144,637
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[2]	100,000	100,875
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[2]	110,000	118,250
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[2]	95,000	97,831
Goodyear Tire & Rubber Co. (The), 5% Sr. Unsec. Nts., 5/31/26	60,000	62,850
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[2]	45,000	48,487
Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26	45,000	45,563

		618,493
Automobiles—0.1%
Aston Martin Capital Holdings Ltd., 6.50% Sr. Sec. Nts., 4/15/22[2]	60,000	62,955
Distributors—0.3%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	144,000	148,320
Hotels, Restaurants & Leisure—5.4%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[2]	65,000	65,975
6.00% Sec. Nts., 4/1/22[2]	110,000	113,699
Aramark Services, Inc., 4.75% Sr. Unsec. Nts., 6/1/26	65,000	68,269
Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26	75,000	81,656
6.875% Sr. Unsec. Nts., 5/15/23	60,000	64,725
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	65,000	69,225
CEC Entertainment, Inc., 8% Sr. Unsec. Nts., 2/15/22	85,000	89,250
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	80,000	82,872
Eldorado Resorts, Inc., 6% Sr. Unsec. Nts., 4/1/25	50,000	53,375

1        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[2]	$ 40,000	$ 41,800
Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24	45,000	46,251
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations
Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24[2]	110,000	121,137
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[2]	195,000	215,962
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[2]	115,000	118,306
5.25% Sr. Unsec. Nts., 6/1/26[2]	90,000	95,062
Landry’s, Inc., 6.75% Sr. Unsec. Nts., 10/15/24[2]	160,000	162,400
MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	110,000	120,175
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	105,000	116,288
6.625% Sr. Unsec. Nts., 12/15/21	45,000	50,625
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[2]	65,000	68,494
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[2]	105,000	109,200
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[2]	50,000	49,875
Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	145,000	161,856
Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[2]	45,000	48,713
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[2]	45,000	45,509
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP
Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[2]	105,000	103,163
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[2]	130,000	136,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25% Sr.
Unsec. Nts., 5/15/27[2]	35,000	35,394
		2,535,756
Household Durables—2.8%
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25[2]	90,000	98,100
AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	105,000	108,610
Beazer Homes USA, Inc.:
6.75% Sr. Unsec. Nts., 3/15/25	95,000	100,462
7.25% Sr. Unsec. Nts., 2/1/23	70,000	74,025
8.75% Sr. Unsec. Nts., 3/15/22	70,000	77,525
K Hovnanian Enterprises, Inc., 10% Sec. Nts., 7/15/22[2]	45,000	46,350
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	100,000	113,250
Lennar Corp., 4.50% Sr. Unsec. Nts., 4/30/24	165,000	171,188
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25[2]	70,000	71,400
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	50,000	55,125
PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	60,000	62,025
5.50% Sr. Unsec. Nts., 3/1/26	65,000	70,119

2        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Household Durables (Continued)
PulteGroup, Inc.: (Continued)
6.00% Sr. Unsec. Nts., 2/15/35	$ 10,000	$ 10,300
Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[2]	20,000	21,125
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II,
Inc., 5.875% Sr. Unsec. Nts., 4/15/23[2]	90,000	95,850
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	55,000	57,406
4.875% Sr. Unsec. Nts., 3/15/27	15,000	15,450
William Lyon Homes, Inc., 5.875% Sr. Unsec. Nts., 1/31/25	89,000	91,670
		1,339,980
Media—7.9%
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[2]	115,000	119,887
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[2]	275,000	298,636
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	70,000	66,850
5.875% Sr. Sub. Nts., 11/15/26	65,000	61,344
6.125% Sr. Sub. Nts., 5/15/27	40,000	37,650
AMC Networks, Inc., 4.75% Sr. Unsec. Nts., 8/1/25	45,000	45,225
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[2]	20,000	21,612
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.00% Sr. Unsec. Nts., 2/1/28[2]	95,000	96,871
5.125% Sr. Unsec. Nts., 5/1/27[2]	79,000	81,567
5.75% Sr. Unsec. Nts., 2/15/26[2]	90,000	95,372
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[2]	36,000	36,911
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	45,000	45,112
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[2]	25,000	26,250
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	120,000	123,900
Series B, 7.625% Sr. Sub. Nts., 3/15/20	175,000	175,000
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	80,000	82,300
5.50% Sr. Unsec. Nts., 4/15/27[2]	70,000	73,325
10.875% Sr. Unsec. Nts., 10/15/25[2]	75,000	92,438
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	260,000	281,450
7.75% Sr. Unsec. Nts., 7/1/26	35,000	41,169
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[2]	70,000	71,137
5.875% Sr. Unsec. Nts., 7/15/26[2]	140,000	144,550
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	115,000	91,856
Lions Gate Entertainment Corp., 5.875% Sr. Unsec. Nts., 11/1/24[2]	160,000	168,000
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[2]	40,000	40,050
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[2]	120,000	124,500
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[2]	105,000	109,200
SFR Group SA, 6% Sr. Sec. Nts., 5/15/22[2]	180,000	189,225

3        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[2]	$ 75,000	$ 76,898
Sirius XM Radio, Inc.:
3.875% Sr. Unsec. Nts., 8/1/22[2]	115,000	117,588
5.375% Sr. Unsec. Nts., 7/15/26[2]	95,000	99,988
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[2]	70,000	73,937
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[2]	25,000	25,281
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	50,000	52,125
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[2]	20,000	20,400
5.125% Sr. Sec. Nts., 2/15/25[2]	185,000	186,388
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[2]	65,000	69,063
Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[2]	180,000	186,075

		3,749,130
Multiline Retail—0.3%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	115,000	121,900
Specialty Retail—1.7%
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[2]	125,000	128,281
6.75% Sr. Unsec. Nts., 3/15/21[2]	115,000	119,744
Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[2]	30,000	26,400
L Brands, Inc., 6.875% Sr. Unsec. Nts., 11/1/35	205,000	197,313
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[2]	45,000	46,125
Murphy Oil USA, Inc., 5.625% Sr. Unsec. Nts., 5/1/27	20,000	21,500
Penske Automotive Group, Inc., 3.75% Sr. Sub. Nts., 8/15/20	70,000	71,568
PetSmart, Inc.:
5.875% Sr. Sec. Nts., 6/1/25[2]	45,000	40,388
7.125% Sr. Unsec. Nts., 3/15/23[2]	115,000	94,012
8.875% Sr. Unsec. Nts., 6/1/25[2]	25,000	20,875
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	50,000	50,500

		816,706
Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[2]	40,000	41,800
4.875% Sr. Unsec. Nts., 5/15/26[2]	45,000	47,025
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	130,000	134,225

		223,050
Consumer Staples—4.5%
Food & Staples Retailing—1.3%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	65,000	62,367
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[2]	55,000	41,800
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	45,000	44,437
New Albertson’s, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	65,000	57,057
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	32,507

4        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Food & Staples Retailing (Continued)
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[2]	$ 45,000	$ 46,462
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[2]	135,000	133,144
Simmons Foods, Inc., 7.875% Sec. Nts., 10/1/21[2]	85,000	90,366
SUPERVALU, Inc.:
6.75% Sr. Unsec. Nts., 6/1/21	65,000	63,050
7.75% Sr. Unsec. Nts., 11/15/22	50,000	47,750
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[2]	10,000	10,463

		629,403
Food Products—1.8%
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	20,000	20,600
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[2]	140,000	142,800
Dole Food Co., Inc., 7.25% Sr. Sec. Nts., 6/15/25[2]	60,000	64,650
JBS USA LUX SA/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[2]	110,000	111,375
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[2]	105,000	105,709
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[2]	115,000	119,169
Post Holdings, Inc., 5.75% Sr. Unsec. Nts., 3/1/27[2]	70,000	72,800
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[2]	85,000	90,312
WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	115,000	130,088

		857,503
Household Products—0.2%
Kronos Acquisition Holdings, Inc., 9% Sr. Unsec. Nts., 8/15/23[2]	55,000	54,601
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	25,000	26,938

		81,539
Personal Products—0.8%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[2]	205,000	215,020
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	10,000	10,800
Revlon Consumer Products Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	110,000	98,958
6.25% Sr. Unsec. Nts., 8/1/24	45,000	36,559

		361,337
Tobacco—0.4%
Vector Group Ltd., 6.125% Sr. Sec. Nts., 2/1/25[2]	180,000	184,950
Energy—13.8%
Energy Equipment & Services—2.1%
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	55,000	41,250
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25[2]	20,000	20,650
McDermott International, Inc., 8% Sec. Nts., 5/1/21[2]	105,000	107,888
Noble Holding International Ltd., 7.75% Sr. Unsec. Nts., 1/15/24	65,000	50,536
Parker Drilling Co., 6.75% Sr. Unsec. Nts., 7/15/22	135,000	103,275

5        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	$ 115,000	$ 92,000
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	145,000	131,950
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24[2]	70,000	70,875
Transocean, Inc., 9% Sr. Unsec. Nts., 7/15/23[2]	95,000	101,650
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[2]	30,000	27,900
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	130,000	128,375
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24[2]	102,000	104,805

		981,154
Oil, Gas & Consumable Fuels—11.7%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24[2]	80,000	86,200
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6% Sr. Unsec. Nts., 2/15/25[2]	105,000	111,694
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[2]	65,000	55,412
Bill Barrett Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	105,000	91,350
8.75% Sr. Unsec. Nts., 6/15/25	40,000	35,000
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[2]	50,000	51,625
California Resources Corp., 8% Sec. Nts., 12/15/22[2]	122,000	67,862
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50% Sr. Unsec. Nts., 4/15/21	150,000	144,750
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	85,000	82,875
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27[2]	45,000	46,687
7.00% Sr. Sec. Nts., 6/30/24	155,000	177,087
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	45,000	43,087
8.00% Sec. Nts., 12/15/22[2]	81,000	84,037
8.00% Sr. Unsec. Nts., 1/15/25[2]	20,000	19,350
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[2]	5,000	5,075
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12% Sec. Nts., 11/1/21	125,000	130,000
CONSOL Energy, Inc.:
5.875% Sr. Unsec. Nts., 4/15/22	105,000	105,525
8.00% Sr. Unsec. Nts., 4/1/23	60,000	63,600
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	45,000	45,394
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	120,000	122,100
Denbury Resources, Inc.:
6.375% Sr. Sub. Nts., 8/15/21	120,000	64,800
9.00% Sec. Nts., 5/15/21[2]	85,000	76,500
Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24	75,000	81,187
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	105,000	112,744

6        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
EP Energy LLC/Everest Acquisition Finance, Inc.:
8.00% Sr. Sec. Nts., 11/29/24[2]	$ 115,000	$ 112,987
8.00% Sec. Nts., 2/15/25[2]	88,000	58,520
9.375% Sr. Unsec. Nts., 5/1/20	55,000	40,769
Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[2]	25,000	25,250
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[2]	100,000	90,000
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	50,000	50,250
6.00% Sr. Unsec. Nts., 5/15/23	70,000	68,950
6.50% Sr. Unsec. Nts., 10/1/25	70,000	68,950
Gulfport Energy Corp., 6% Sr. Unsec. Nts., 10/15/24[2]	90,000	88,650
Halcon Resources Corp.:
6.75% Sr. Unsec. Nts., 2/15/25[2]	45,000	45,450
12.00% Sec. Nts., 2/15/22[2]	17,000	20,485
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	158,000	111,785
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[2]	60,000	63,300
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[2]	45,000	41,962
7.00% Sr. Unsec. Nts., 3/31/24[2]	120,000	96,000
Murphy Oil Corp.:
4.70% Sr. Unsec. Nts., 12/1/22	65,000	64,103
6.875% Sr. Unsec. Nts., 8/15/24	60,000	63,525
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[2]	235,000	136,594
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	45,000	48,092
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25	110,000	98,450
7.50% Sr. Unsec. Nts., 11/1/23	75,000	72,563
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27	60,000	63,750
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	215,000	206,830
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23	140,000	168,588
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23	160,000	161,200
7.25% Sr. Unsec. Nts., 6/15/25[2]	70,000	69,475
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 11/15/18[3,4,5]	95,000	—
6.375% Sr. Sec. Nts., 3/31/25[2]	45,000	46,069
10.00% Sr. Sec. Nts., 3/15/22[3,4,5]	175,000	—
Petrobras Global Finance BV:
6.125% Sr. Unsec. Nts., 1/17/22	165,000	175,313
8.75% Sr. Unsec. Nts., 5/23/26	225,000	270,225
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20	200,000	200,500
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	40,000	30,700
7.75% Sr. Unsec. Nts., 6/15/21	50,000	43,500
SemGroup Corp./Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23	45,000	43,650

7        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Southwestern Energy Co., 5.80% Sr. Unsec. Nts., 1/23/20	$ 105,000	$ 108,413
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25	45,000	45,338
Sunoco LP/Sunoco Finance Corp., 6.375% Sr. Unsec. Nts., 4/1/23	90,000	95,288
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50% Sr. Unsec. Nts., 9/15/24[2]	110,000	110,550
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[2]	160,000	155,900
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[2]	30,000	29,550
7.125% Sr. Unsec. Nts., 4/15/25[2]	20,000	19,525
WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25[2]	45,000	44,325
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23	100,000	110,250

		5,569,515
Financials—11.7%
Capital Markets—3.6%
Arch Merger Sub, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[2]	165,000	161,287
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[2]	115,000	123,625
10.75% Sr. Unsec. Nts., 9/1/24[2]	70,000	74,725
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[2]	125,000	127,502
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[2]	115,000	120,031
5.75% Sec. Nts., 1/15/24[2]	70,000	73,871
7.00% Sr. Unsec. Nts., 12/1/23[2]	185,000	199,800
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[2]	135,000	140,653
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[2]	220,000	232,928
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[2]	45,000	48,375
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[2]	45,000	49,838
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[2]	35,000	35,438
Springleaf Finance Corp.:
5.25% Sr. Unsec. Nts., 12/15/19	155,000	161,200
6.125% Sr. Unsec. Nts., 5/15/22	65,000	68,250
8.25% Sr. Unsec. Nts., 12/15/20	45,000	50,738
VFH Parent LLC/Orchestra Co.-Issuer, Inc., 6.75% Sec. Nts., 6/15/22[2]	25,000	26,000

		1,694,261
Commercial Banks—2.6%
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,6]	40,000	44,792

8        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Commercial Banks (Continued)
Banco Mercantil del Norte SA (Grand Cayman), 7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,6]	$ 80,000	$ 86,100
BankAmerica Capital III, 1.874% [US0003M+57] Jr. Sub. Nts., 1/15/27[1]	35,000	33,119
Credit Bank of Moscow Via CBOM Finance plc, 7.50% [USSW5+541.6] Sub. Nts., 10/5/27[1,2]	170,000	160,671
Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[2]	185,000	186,619
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[2]	95,000	98,562
Turkiye Garanti Bankasi AS, 6.125% [USSW5+422] Sub. Nts., 5/24/27[1,2]	200,000	202,650
Yapi ve Kredi Bankasi AS, 5.85% Sr. Unsec. Nts., 6/21/24[2]	250,000	254,129
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[2]	185,000	189,356

		1,255,998
Consumer Finance—2.1%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[2]	110,000	99,550
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	115,000	119,887
5.75% Sub. Nts., 11/20/25	100,000	108,345
8.00% Sr. Unsec. Nts., 11/1/31	45,000	58,162
Financiera Independencia SAB de CV SOFOM ENR, 8% Sr.
Unsec. Nts., 7/19/24[2]	150,000	154,530
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24	315,000	319,883
6.50% Sr. Unsec. Nts., 6/15/22	40,000	42,300
6.625% Sr. Unsec. Nts., 7/26/21	20,000	21,375
6.75% Sr. Unsec. Nts., 6/25/25	60,000	61,950

		985,982
Diversified Financial Services—0.2%
Park Aerospace Holdings Ltd., 5.50% Sr. Unsec. Nts., 2/15/24[2]	85,000	88,612
Insurance—0.3%
Credivalores-Crediservicios SAS, 9.75% Sr. Unsec. Nts., 7/27/22[2]	150,000	154,800
Real Estate Investment Trusts (REITs)—1.9%
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27	55,000	59,331
5.875% Sr. Unsec. Nts., 1/15/26	90,000	99,000
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[2]	90,000	95,400
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19	80,000	81,183
6.00% Sr. Unsec. Nts., 4/1/22	115,000	118,450
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	55,000	59,538

9        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24	$ 65,000	$ 70,931
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	90,000	94,207
Starwood Property Trust, Inc., 5% Sr. Unsec. Nts., 12/15/21	65,000	67,519
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC:
7.125% Sr. Unsec. Nts., 12/15/24[2]	65,000	60,635
8.25% Sr. Unsec. Nts., 10/15/23	115,000	112,942

		919,136
Real Estate Management & Development—0.7%
Mattamy Group Corp.:
6.50% Sr. Unsec. Nts., 11/15/20[2]	60,000	61,500
6.875% Sr. Unsec. Nts., 12/15/23[2]	40,000	40,900
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[2]	110,000	112,750
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[2]	90,000	93,150

		308,300
Thrifts & Mortgage Finance—0.3%
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[2]	35,000	36,312
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[2]	115,000	121,038

		157,350
Health Care—7.9%
Health Care Equipment & Supplies—0.3%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[2]	70,000	66,871
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[2]	45,000	47,587
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[2]	45,000	47,304

		161,762
Health Care Providers & Services—4.6%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	55,000	57,612
6.50% Sr. Unsec. Nts., 3/1/24	20,000	21,550
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	140,000	147,630
6.125% Sr. Unsec. Nts., 2/15/24	20,000	21,575
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	115,000	116,294
7.125% Sr. Unsec. Nts., 7/15/20	285,000	269,147
8.00% Sr. Unsec. Nts., 11/15/19	80,000	79,600
DaVita, Inc., 5.125% Sr. Unsec. Nts., 7/15/24	120,000	122,700
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[2]	55,000	57,406

10        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Health Care Providers & Services (Continued)
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	$ 160,000	$ 169,200
5.50% Sr. Sec. Nts., 6/15/47	115,000	119,169
7.50% Sr. Unsec. Nts., 2/15/22	135,000	155,925
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	135,000	139,387
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	250,000	250,125
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	45,000	41,175
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	95,000	98,179
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	115,000	114,379
7.50% Sec. Nts., 1/1/22[2]	45,000	48,713
8.125% Sr. Unsec. Nts., 4/1/22	70,000	73,675
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	70,000	71,400
		2,174,841
Life Sciences Tools & Services—0.4%
Quintiles IMS, Inc., 4.875% Sr. Unsec. Nts., 5/15/23[2]	88,000	91,960
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[2]	70,000	70,350
		162,310
Pharmaceuticals—2.6%
Concordia International Corp., 7% Sr. Unsec. Nts., 4/15/23[2]	85,000	14,450
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[2]	120,000	100,820
6.00% Sr. Unsec. Nts., 2/1/25[2]	110,000	91,025
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[2]	45,000	37,912
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[2]	20,000	19,950
5.50% Sr. Unsec. Nts., 4/15/25[2]	60,000	56,400
5.75% Sr. Unsec. Nts., 8/1/22[2]	85,000	84,150
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[2]	30,000	32,175
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[2]	45,000	44,578
5.50% Sr. Unsec. Nts., 3/1/23[2]	95,000	80,275
5.875% Sr. Unsec. Nts., 5/15/23[2]	110,000	94,325
6.125% Sr. Unsec. Nts., 4/15/25[2]	155,000	131,363
6.375% Sr. Unsec. Nts., 10/15/20[2]	40,000	39,812
6.75% Sr. Unsec. Nts., 8/15/21[2]	95,000	91,438
7.00% Sr. Sec. Nts., 3/15/24[2]	60,000	63,825
7.25% Sr. Unsec. Nts., 7/15/22[2]	115,000	109,825
7.50% Sr. Unsec. Nts., 7/15/21[2]	155,000	152,675
		1,244,998
Industrials—10.5%
Aerospace & Defense—1.5%
Bombardier, Inc., 8.75% Sr. Unsec. Nts., 12/1/21[2]	150,000	170,764

11        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Aerospace & Defense (Continued)
DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[2]	$ 25,000	$ 25,562
5.00% Sr. Unsec. Nts., 8/1/24[2]	25,000	25,625
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	75,000	50,250
TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26	110,000	113,437
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	215,000	205,863
7.75% Sr. Unsec. Nts., 8/15/25[2]	115,000	118,623
		710,124
Air Freight & Couriers—0.2%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[2]	65,000	63,050
XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[2]	20,000	20,950
		84,000
Airlines—0.6%
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[2]	30,000	30,938
5.50% Sr. Unsec. Nts., 10/1/19[2]	115,000	120,462
Latam Finance Ltd., 6.875% Sr. Unsec. Nts., 4/11/24[2]	130,000	138,190
		289,590
Building Products—0.4%
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[2]	125,000	131,250
USG Corp., 4.875% Sr. Unsec. Nts., 6/1/27[2]	35,000	35,962
		167,212
Commercial Services & Supplies—1.9%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[2]	40,000	41,300
APX Group, Inc., 7.625% Sr. Unsec. Nts., 9/1/23[2]	25,000	25,438
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[7]	75,000	79,687
Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[2]	65,000	53,950
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	110,000	112,200
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	140,000	140,350
5.875% Sr. Unsec. Nts., 7/1/25	40,000	39,800
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[2]	65,000	67,600
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	65,000	55,006
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	110,000	117,150
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[2]	25,000	25,313
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[2]	120,000	121,650
		879,444
Construction & Engineering—0.1%
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[2]	65,000	69,875

12        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Electrical Equipment—0.2%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[2]	$ 105,000	$ 114,844
Industrial Conglomerates—0.6%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[2]	45,000	48,263
Grupo KUO SAB de CV, 5.75% Sr. Unsec. Nts., 7/7/27[2]	170,000	177,735
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%
Sr. Unsec. Nts., 2/1/22	40,000	41,338
		267,336
Machinery—1.8%
Allison Transmission, Inc., 5% Sr. Unsec. Nts., 10/1/24[2]	45,000	46,462
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[2]	152,000	158,080
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%
Sec. Nts., 3/15/24[2]	145,000	158,688
CD&R Waterworks Merger Sub LLC, 6.125% Sr. Unsec. Nts., 8/15/25[2]	25,000	25,562
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	85,000	89,038
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75%
Sr. Unsec. Nts., 2/1/24	110,000	116,083
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	130,000	137,475
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	60,000	60,600
Park-Ohio Industries, Inc., 6.625% Sr. Unsec. Nts., 4/15/27	60,000	63,713
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[2]	20,000	20,925
		876,626
Professional Services—0.9%
Atento Luxco 1 SA, 6.125% Sr. Sec. Nts., 8/10/22[2]	230,000	238,625
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec.
Nts., 7/15/25[2]	25,000	27,000
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	145,000	150,619
		416,244
Road & Rail—0.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%
Sr. Unsec. Nts., 3/15/25[2]	70,000	68,666
DAE Funding LLC, 4% Sr. Unsec. Nts., 8/1/20[2]	25,000	25,312
GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[2]	45,000	48,600
Hertz Corp. (The):
7.375% Sr. Unsec. Nts., 1/15/21	25,000	24,781
7.625% Sec. Nts., 6/1/22[2]	70,000	70,788
		238,147
Trading Companies & Distributors—1.5%
Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	25,000	26,650
American Builders & Contractors Supply Co., Inc., 5.75% Sr.
Unsec. Nts., 12/15/23[2]	25,000	26,343
Ashtead Capital, Inc., 4.125% Sec. Nts., 8/15/25[2]	45,000	46,181
Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20	75,000	78,469
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25[2]	70,000	72,450

13        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Trading Companies & Distributors (Continued)
HD Supply, Inc., 5.75% Sr. Unsec. Nts., 4/15/24[2]	$ 45,000	$ 48,375
Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[2]	63,000	69,300
7.75% Sec. Nts., 6/1/24[2]	36,000	39,600
Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[2]	80,000	86,400
United Rentals North America, Inc.:
4.875% Sr. Unsec. Nts., 1/15/28	72,000	72,900
5.875% Sr. Unsec. Nts., 9/15/26	115,000	125,609

		692,277
Transportation Infrastructure—0.3%
Agile Group Holdings Ltd., 9% Sr. Sec. Nts., 5/21/20	150,000	162,502
Information Technology—5.5%
Communications Equipment—1.5%
CommScope Technologies LLC, 6% Sr. Unsec. Nts., 6/15/25[2]	50,000	53,375
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[2]	120,000	125,124
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	125,000	128,125
Nokia OYJ, 3.375% Sr. Unsec. Nts., 6/12/22	250,000	253,125
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[2]	40,000	41,500
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[2]	70,000	68,688
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	25,000	25,531

		695,468
Electronic Equipment, Instruments, & Components—0.1%
CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	35,000	36,531
Internet Software & Services—0.7%
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[7,8]	108,331	97,498
j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6% Sr. Unsec. Nts., 7/15/25[2]	70,000	72,538
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[2]	115,000	122,331
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27[2]	50,000	51,120

		343,487
IT Services—1.3%
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[2]	45,000	45,153
Conduent Finance, Inc./Conduent Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[2]	150,000	177,375
Exela Intermediate LLC/Exela Finance, Inc., 10% Sr. Sec. Nts., 7/15/23[2]	70,000	68,950
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[2]	60,000	63,375
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[2]	160,000	165,600
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[2]	120,000	123,600

		644,053
Semiconductors & Semiconductor Equipment—0.4%
Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[2]	55,000	57,544

14        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Semiconductors & Semiconductor Equipment (Continued)
Micron Technology, Inc.: (Continued) 5.50% Sr. Unsec. Nts., 2/1/25	$ 10,000	$ 10,612
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[2]	115,000	123,228
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[2]	25,000	26,375

		217,759
Software—1.1%
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[2]	115,000	119,312
Dell International LLC/EMC Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[2]	60,000	63,057
7.125% Sr. Unsec. Nts., 6/15/24[2]	65,000	72,035
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[2]	50,000	50,500
Symantec Corp., 5% Sr. Unsec. Nts., 4/15/25[2]	40,000	41,988
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[2]	70,000	76,759
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[2]	75,000	79,875

		503,526
Technology Hardware, Storage & Peripherals—0.4%
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[2]	30,000	32,137
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	45,000	48,240
Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24	85,000	101,044

		181,421
Materials—8.8%
Chemicals—2.6%
Chemours Co. (The):
5.375% Sr. Unsec. Nts., 5/15/27	30,000	31,350
6.625% Sr. Unsec. Nts., 5/15/23	55,000	58,644
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	170,000	155,550
10.375% Sr. Sec. Nts., 2/1/22[2]	90,000	88,200
Koppers, Inc., 6% Sr. Unsec. Nts., 2/15/25[2]	45,000	47,812
Kraton Polymers LLC/Kraton Polymers Capital Corp.:
7.00% Sr. Unsec. Nts., 4/15/25[2]	20,000	21,600
10.50% Sr. Unsec. Nts., 4/15/23[2]	105,000	121,538
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[2]	25,000	25,031
5.25% Sr. Unsec. Nts., 8/1/23[2]	40,000	41,500
Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[2]	115,000	119,888
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[2]	140,000	145,950
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[2]	85,000	67,575
Tronox Finance LLC:
6.375% Sr. Unsec. Nts., 8/15/20	170,000	172,975
7.50% Sr. Unsec. Nts., 3/15/22[2]	40,000	42,100
Valvoline, Inc., 4.375% Sr. Unsec. Nts., 8/15/25[2]	45,000	45,450

15        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[2]	$ 70,000	$ 71,881

		1,257,044
Construction Materials—0.3%
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[2]	25,000	25,687
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	100,000	108,500

		134,187
Containers & Packaging—1.4%
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[2]	130,000	126,425
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%
Sr. Unsec. Nts., 1/15/23	85,000	89,250
Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24	70,000	72,537
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[2]	45,000	47,419
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[2]	70,000	73,041
7.00% Sr. Unsec. Nts., 7/15/24[2]	120,000	128,775
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[2]	55,000	58,094
5.125% Sr. Unsec. Nts., 12/1/24[2]	55,000	58,712

		654,253
Metals & Mining—3.3%
AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	115,000	113,850
7.00% Sr. Unsec. Nts., 3/15/27	100,000	102,250
Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[2]	20,000	22,050
7.00% Sr. Unsec. Nts., 9/30/26[2]	20,000	22,450
Aleris International, Inc.:
7.875% Sr. Unsec. Nts., 11/1/20	116,000	114,962
9.50% Sr. Sec. Nts., 4/1/21[2]	45,000	48,037
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24[2]	70,000	70,262
Constellium NV:
5.75% Sr. Unsec. Nts., 5/15/24[2]	45,000	46,012
6.625% Sr. Unsec. Nts., 3/1/25[2]	45,000	47,363
8.00% Sr. Unsec. Nts., 1/15/23[2]	40,000	42,800
First Quantum Minerals Ltd.:
7.00% Sr. Unsec. Nts., 2/15/21[2]	95,000	98,266
7.25% Sr. Unsec. Nts., 4/1/23[2]	60,000	61,800
Freeport-McMoRan, Inc.:
4.55% Sr. Unsec. Nts., 11/14/24	50,000	50,125
5.40% Sr. Unsec. Nts., 11/14/34	80,000	77,400
6.125% Sr. Unsec. Nts., 6/15/19	50,000	50,838
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[2]	40,000	44,300

16        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Metals & Mining (Continued)
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27[2]	$ 70,000	$ 70,175
Nord Gold SE, 6.375% Sr. Unsec. Nts., 5/7/18[2]	195,000	199,557
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[2]	25,000	25,625
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	105,000	103,950
6.125% Sr. Unsec. Nts., 10/1/35	45,000	49,838
United States Steel Corp., 6.875% Sr. Unsec. Nts., 8/15/25	45,000	45,900
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[8]	60,000	67,350

		1,575,160
Paper & Forest Products—1.2%
Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[2]	85,000	83,513
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	15,000	15,394
Mercer International, Inc.:
6.50% Sr. Unsec. Nts., 2/1/24[2]	45,000	47,025
7.75% Sr. Unsec. Nts., 12/1/22	55,000	58,781
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[2]	205,000	222,425
Tembec Industries, Inc., 9% Sr. Sec. Nts., 12/15/19[2]	130,000	133,981

		561,119
Telecommunication Services—5.2%
Diversified Telecommunication Services—3.2%
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	65,000	62,075
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	50,000	52,562
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	110,000	115,500
Cincinnati Bell Telephone Co. LLC, 6.30% Sr. Unsec. Nts., 12/1/28	60,000	59,550
Frontier Communications Corp.:
8.75% Sr. Unsec. Nts., 4/15/22	45,000	38,250
10.50% Sr. Unsec. Nts., 9/15/22	215,000	194,037
11.00% Sr. Unsec. Nts., 9/15/25	135,000	118,462
Genneia SA, 8.75% Sr. Unsec. Nts., 1/20/22[2]	120,000	129,145
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	115,000	117,875
5.625% Sr. Unsec. Nts., 2/1/23	45,000	46,463
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	20,000	18,650
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	60,000	59,463
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	55,000	56,719
5.125% Sr. Unsec. Nts., 4/15/25	55,000	57,904
5.375% Sr. Unsec. Nts., 4/15/27	30,000	32,259
6.00% Sr. Unsec. Nts., 4/15/24	90,000	95,963
Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	60,000	46,650
7.75% Sr. Unsec. Nts., 10/15/20	65,000	57,850
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[2]	20,000	21,275

17        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Zayo Group LLC/Zayo Capital, Inc.: (Continued)
6.00% Sr. Unsec. Nts., 4/1/23	$ 115,000	$ 122,297

		1,502,949
Wireless Telecommunication Services—2.0%
C&W Senior Financing Designated Activity Co., 6.875% Sr. Unsec. Nts., 9/15/27[2]	200,000	208,000
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	170,000	181,262
7.00% Sr. Unsec. Nts., 3/1/20[2]	50,000	54,875
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	210,000	231,263
7.875% Sr. Unsec. Nts., 9/15/23	170,000	194,672
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[8]	105,000	108,938

		979,010
Utilities—4.6%
Electric Utilities—0.6%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[2]	200,000	205,000
Intelsat Jackson Holdings SA, 9.75% Sr. Unsec. Nts., 7/15/25[2]	70,000	71,400

		276,400
Gas Utilities—0.4%
Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	50,000	47,875
6.75% Sr. Unsec. Nts., 6/15/23	70,000	66,675
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	55,000	54,450

		169,000
Independent Power and Renewable Electricity Producers—3.1%
AES Corp.:
5.50% Sr. Unsec. Nts., 3/15/24	45,000	46,912
6.00% Sr. Unsec. Nts., 5/15/26	80,000	85,800
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[2]	215,000	216,881
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[2]	70,000	68,950
5.75% Sr. Unsec. Nts., 1/15/25	90,000	83,250
Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23	110,000	109,725
6.75% Sr. Unsec. Nts., 11/1/19	135,000	140,063
7.375% Sr. Unsec. Nts., 11/1/22	45,000	46,688
8.00% Sr. Unsec. Nts., 1/15/25[2]	145,000	150,256
8.125% Sr. Unsec. Nts., 1/30/26[2]	115,000	118,881
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	120,000	83,400
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through
Certificates, Series C, 12/30/28	43,843	41,870

18        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 1/15/27	$ 55,000	$ 58,025
7.25% Sr. Unsec. Nts., 5/15/26	100,000	108,000
Talen Energy Supply LLC:
4.625% Sr. Unsec. Nts., 7/15/19[2]	9,000	8,865
6.50% Sr. Unsec. Nts., 6/1/25	165,000	120,863

		1,488,429
Multi-Utilities—0.5%
AssuredPartners, Inc., 7% Sr. Unsec. Nts., 8/15/25[2]	52,000	52,515
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[2]	55,000	54,175
NGPL PipeCo LLC:
4.375% Sr. Unsec. Nts., 8/15/22[2]	25,000	25,750
4.875% Sr. Unsec. Nts., 8/15/27[2]	35,000	36,137
7.768% Sr. Unsec. Nts., 12/15/37[2]	70,000	87,325

		255,902

Total Corporate Bonds and Notes (Cost $43,111,887)		44,033,960

	Shares
Preferred Stock—0.0%
Peabody Energy Corp., 8.50% Cv., Vtg.[9] (Cost $4,639)	185	11,850
Common Stocks—0.9%
Carrizo Oil & Gas, Inc.[9]	743	9,986
Dynegy, Inc.[9]	7,253	68,323
EP Energy Corp., Cl. A9	14,361	42,221
Frontier Communications Corp.	1,243	16,743
Newfield Exploration Co.[9]	689	18,004
Parsley Energy, Inc., Cl. A9	826	20,691
Peabody Energy Corp.[9]	2,534	73,486
Quicksilver Resources, Inc.[5,9]	155,000	3,271
Range Resources Corp.	1,539	26,717
RSP Permian, Inc.[9]	638	20,021
Schlumberger Ltd.	335	21,276
SM Energy Co.	862	11,516
Valeant Pharmaceuticals International, Inc.[9]	7,157	96,047

Total Common Stocks (Cost $718,315)		428,302

	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[5,9] (Cost $4,061)	432	4,130

	Shares
Investment Company—2.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.97%[10,11] (Cost $1,168,628)	1,168,628	1,168,628
Total Investments, at Value (Cost $45,329,096)	96.9%	45,963,202
Net Other Assets (Liabilities)	3.1	1,494,486
Net Assets	100.0%	$ 47,457,688

19        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $23,832,578 or 50.22% of the Fund’s net assets at period end.

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

4. Security received as the result of issuer reorganization.

5. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated notes.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

7. Interest or dividend is paid-in-kind, when applicable.

8. Restricted security. The aggregate value of restricted securities at period end was $273,786, which represents 0.58% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	11/14/13	$97,371	$97,498	$ 127
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22	4/21/17	104,481	108,938	4,457
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	65,615	67,350	1,735

		$267,467	$273,786	$ 6,319

9. Non-income producing security.

10. Rate shown is the 7-day yield at period end.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2017	Gross Additions	Gross Reductions	Shares August 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	3,090,162	5,278,170	7,199,704	1,168,628

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$1,168,628	$5,836	$—	$ —

20        OPPENHEIMER GLOBAL HIGH YIELD FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$36,728,982	79.9%
Canada	1,745,636	3.8
Brazil	1,071,665	2.3
Netherlands	614,497	1.3
Russia	593,156	1.3
Luxembourg	518,438	1.1
Ireland	486,775	1.1
Turkey	456,778	1.0
Mexico	418,365	0.9
Mauritius	342,005	0.8
Argentina	334,145	0.7
Israel	298,636	0.7
United Kingdom	291,785	0.6
Finland	253,125	0.6
Spain	238,625	0.5
United Arab Emirates	232,400	0.5
New Zealand	201,816	0.5
Nigeria	189,356	0.4
France	189,225	0.4
China	162,502	0.4
Colombia	154,800	0.3
Ukraine	145,494	0.3
Chile	138,190	0.3
Belgium	63,300	0.1
Bahamas	48,713	0.1
Australia	44,793	0.1

Total	$45,963,202	100.0%

Glossary:
Definitions
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
ICE	Intercontinental Exchange
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR12	London Interbank Offered Rate-Monthly
LIBOR4	London Interbank Offered Rate-Quarterly
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

21        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS August 31, 2017 Unaudited

1. Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global High Yield Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 10,800 shares with net assets of $528,061 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering

22        OPPENHEIMER GLOBAL HIGH YIELD FUND

3. Securities Valuation (Continued)

the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value

23        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

24        OPPENHEIMER GLOBAL HIGH YIELD FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligation	$—	$145,494	$—	$145,494
Corporate Loans	—	170,838	—	170,838
Corporate Bonds and Notes	—	44,033,960	—	44,033,960
Preferred Stock	11,850	—	—	11,850
Common Stocks	425,031	—	3,271	428,302
Rights, Warrants and Certificates	—	—	4,130	4,130
Investment Company	1,168,628	—	—	1,168,628

Total Assets	$1,605,509	$44,350,292	$7,401	$45,963,202

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the

25        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

26        OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$0
Market Value	$0
Market Value as % of Net Assets	0.00%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates

27        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$45,329,267

Gross unrealized appreciation	$1,795,213
Gross unrealized depreciation	(1,161,278)

Net unrealized appreciation	$633,935

28        OPPENHEIMER GLOBAL HIGH YIELD FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/13/2017